UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHART ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHART ACQUISITION CORP.
c/o The Chart Group, L.P.
555 5th Avenue, 19th Floor
New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 11, 2015

TO THE STOCKHOLDERS OF CHART ACQUISITION CORP.:

You are cordially invited to attend a special meeting of stockholders of Chart Acquisition Corp. (the “Company” or “Chart”) to be held at 11:00 a.m., local time, at the Company’s headquarters at 555 5th Avenue, 19th Floor, New York, New York 10017 on Wednesday, March 11, 2015, for the sole purpose of considering and voting upon two proposals to amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to:

•         extend the date before which the Company must complete a business combination (the “Termination Date”) from March 13, 2015 (the “Current Termination Date”) to June 13, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering (“IPO”), and authorize the Company and the trustee to disburse such redemption payments.

and a proposal (the “Trust Amendment”) to amend and restate the Company’s amended and restated investment management trust agreement, dated September 5, 2014 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

The Company’s board of directors has fixed the close of business on February 9, 2015 as the date for determining Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock, $0.0001 par value (“common stock”) on that date are entitled to have their votes counted at the special meeting or any adjournment.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination with Tempus Applied Solutions, LLC (“Tempus”), pursuant to the Agreement and Plan of Merger, dated January 5, 2015 (the “Merger Agreement”) by and among Chart, Tempus, the current holders of Tempus’ membership interests (the “Sellers”), Benjamin Scott Terry and John G. Gulbin III, together, in their capacity under the Merger Agreement as the representative of the Sellers for the purposes set forth therein (the “Members’ Representative”), Tempus Applied Solutions Holdings, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Chart which will be the holding company for Tempus and Chart following the consummation of the Business Combination (as defined below) (“Tempus Holdings”), Chart Merger Sub Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Tempus Holdings (“Chart Merger Sub”), TAS Merger Sub LLC, a Delaware limited liability company and a newly formed wholly-owned subsidiary of Tempus

Holdings (“Tempus Merger Sub”), Chart Acquisition Group LLC in its capacity under the Merger Agreement as the representative of the equity holders of Chart and Tempus Holdings (other than the Sellers and their successors and assigns) in accordance with the terms thereof (the “Chart Representative”) and, for the limited purposes set forth therein, Chart Acquisition Group LLC (the “Sponsor”), Joseph Wright and Cowen Investments LLC (“Cowen”) (together, the “Warrant Offerors”). Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” For purposes of this proxy statement, “Cowen” means as applicable, Cowen Investments LLC, a Delaware limited liability company, or Cowen Overseas Investment LP, a Cayman Island limited partnership, each of which is an affiliate of Cowen and Company, LLC, one of the representatives of the underwriters of Chart’s initial public offering, or their respective affiliates. Cowen Investments LLC is the assignee of the shares of Chart common stock and Chart warrants owed by Cowen Overseas Investment LP.

As a result, our board of directors has determined it is in the best interests of our stockholders to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended.

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all shares of the Company’s common stock sold in the IPO (the “public shares”) then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Sponsor as well as the Company’s officers and directors and certain affiliates of The Chart Group L.P., the managing member of our Sponsor, that hold founder shares (collectively, the “initial stockholders”) and Cowen have each waived their respective redemption rights with respect to the founder shares and placement shares if we fail to consummate a business combination by the Current Termination Date. References to “placement shares” are to an aggregate of 375,000 shares of our common stock included within the placement units purchased by our Sponsor, Joseph Wright and Cowen simultaneously with the closing of our IPO. References to “founder shares” are to 1,875,000 shares of restricted stock sold to our Sponsor in a private placement on August 9, 2011. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless except for the right of holders of public warrants to receive a pro rata portion of the escrow account established by the Warrant Offerors in connection with their commitment to offer to purchase up to 3,750,000 public warrants in a proposed tender offer to be commenced by them in connection with our initial business combination. Since the Warrant Offerors previously purchased 7,700 public warrants pursuant to a tender offer in September 2014 in connection with the prior extension of the Termination Date, they intend to commence a tender offer to purchase up to 3,746,150 public warrants (subject to adjustment) at a purchase price of $0.60 per warrant in connection with our business combination (the “Warrant Tender Offer”). The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

The Company filed a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report execution of the Merger Agreement on January 7, 2015. For additional information regarding the Merger Agreement and the Business Combination, see the Form 8-K and the Registration Statement on Form S-4 initially filed by Tempus Applied Solutions Holdings, Inc. on January 9, 2015, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination.

The proposed transaction with Tempus qualifies as a “business combination” under the Company’s amended and restated certificate of incorporation (the “amended and restated certificate”), which currently provides that if the Company does not consummate a business combination by the Current Termination Date, the Company will redeem all public shares for their pro rata portions of the trust account and promptly following such redemption, dissolve and liquidate. As explained below, the Company may not be able to complete the proposed business combination with

Tempus by that date. The Company’s board of directors believes that stockholders will benefit from the proposed business combination with Tempus and is therefore proposing an amendment (the “second amended and restated certificate”) to the Company’s current amended and restated certificate to extend that date to the Extended Termination Date, and to make other corresponding changes to the second amended and restated certificate and to amend and restate the amended and restated trust agreement to permit the actions contemplated by the Extension Amendment.

You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including approximately 50 with whom the Company held meetings and/or telephone discussions, eight with whom non-disclosure agreements (and trust waivers) were executed and submitted letters of intent or conducted diligence with respect to approximately three potential acquisition targets (other than Tempus).

The initial discussion between the Company and Tempus management commenced in November 2013 regarding the Tempus Jets group of companies (“TJ Group”). From April 2014 until July 15, 2014, the Company, while also involved in due diligence activities, engaged in negotiations with TJ Group on the terms of the agreement to govern the business combination. The parties entered into an Equity Transfer and Acquisition Agreement (the “Acquisition Agreement”) on July 15, 2014.

As diligence progressed and preparations were being undertaken to file a proxy statement with the SEC in anticipation of seeking Chart’s shareholders’ approval of the business combination with TJ Group, it became evident that a formerly restricted business of TJ Group had begun to show significant growth potential. In late 2011, the owners of TJ Group had sold Orion Air Group Services (“Orion”), a company that provided specialized, complex aircraft modification and integration services to governments and others, to buyers that included the DoD and others. As part of that sale transaction, the TJ Group’s owners entered into a three-year non-competition agreement with the buyers. The proceeds from the sale of Orion and certain retained Orion earnings had since been used by TJ Group to purchase and start up other aviation-related lines of business, focused on providing retail aviation services in conventional, commercial, non-governmental markets.

The non-competition agreement with the Orion buyers expired in 2014. One of the two principal owners of TJ Group, Mr. Terry, continued to have extensive relationships in the previously restricted market, and wished to re-enter that market. The other principal owner of TJ Group, Mr. Gulbin, did not wish to re-enter that market and instead wished to continue to pursue the other businesses that TJ Group has been pursuing since the sale of Orion. The TJ Group owners agreed that Mr. Gulbin would continue to pursue the current TJ Group businesses, with TJ Group remaining a private entity, while Mr. Terry would separately re-enter the previously restricted market and build a new business of providing complex aircraft modification and integration services for the U.S. government, foreign governments and others. That business was to be conducted through Tempus Applied Solutions LLC (“Tempus”), a new entity that was formed in December 2014 with $1.5 million in initial funding provided by its members.

In light of the foregoing developments in Mr. Terry’s and Mr. Gulbin’s desires and in Tempus’ business potential, Mr. Terry, Mr. Gulbin and Chart agreed that Chart would focus its efforts on negotiating and consummating a business combination with Tempus. In November 2014, Chart began conducting due diligence regarding Tempus’ formation, initial operations, business opportunities and prospects. On December 7, 2014, Tempus delivered an initial draft merger agreement to Chart. Throughout that period, each of Chart and Tempus continued its legal and financial due diligence of the other party. Between December 7, 2014 and January 5, 2015, Chart and Tempus, along with Cowen and their respective legal counsel and Chart’s financial advisors, negotiated key transaction terms. On December 22, 2014, Chart’s board of directors met telephonically to consider the potential acquisition of Tempus, including the approval of the definitive Merger Agreement, which was in substantially final form as described below.

Following the meeting of Chart’s board of directors, Chart and Tempus continued to negotiate the final terms of the Merger Agreement and the terms of other ancillary agreements. On December 31, 2014, Mr. Brady sent to Chart’s board of directors updated projections regarding Tempus’ expected 2015 and 2016 business. On January 5, 2015, Chart and Tempus, together with the other parties thereto, entered into the Merger Agreement, and the previously executed Acquisition Agreement with TJ Group was terminated. On January 9, 2015, Tempus Holdings filed a Registration Statement on Form S-4, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination.

As the Company believes the proposed business combination with Tempus to be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude the Tempus transaction by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the second amended and restated certificate.

Public stockholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Tempus when it is submitted to the stockholders, subject to any limitations set forth in the second amended and restated certificate and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Tempus” and related agreements. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Subject to the foregoing, the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date, voting for all proposals contained in the Extension Amendment, will be required to approve the Extension Amendment and the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Trust Amendment.

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Tempus, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. You should read the proxy statement carefully for information concerning the consequences of the adoption of the Extension Amendment and the Trust Amendment.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

If the Extension Amendment and the Trust Amendment are approved and become effective and a business combination is subsequently consummated, then the underwriters will receive the portion of the underwriting commissions that was deferred and is currently held in the trust account. The underwriters will probably not receive this portion of the commission unless the Extension Amendment and the Trust Amendment are approved and become effective because the Company may not be able to complete a business combination before the Current Termination Date.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” both proposals of the Extension Amendment and “FOR” the Trust Amendment.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Dated: February 17, 2015

By Order of the Board of Directors,

/s/ Joseph R. Wright	/s/ Michael LaBarbera
Joseph R. Wright	Michael LaBarbera
Chairman of the Board of Directors	Secretary

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

v

CHART ACQUISITION CORP.
c/o The Chart Group, L.P.
555 5th Avenue, 19th Floor
New York, New York 10017

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 11, 2015

PROXY STATEMENT

A special meeting of stockholders of Chart Acquisition Corp. (the “Company” or “Chart”), a Delaware corporation, will be held at 11:00 a.m., local time, at the Company’s headquarters at 555 5th Avenue, 19th Floor, New York, New York 10017 on Wednesday, March 11, 2015, for the sole purpose of considering and voting upon two proposals to amend the Company’s amended and restated certificate (the “Extension Amendment”) to:

•         extend the date before which the Company must complete a business combination (the “Termination Date”) from March 13, 2015 (the “Current Termination Date”) to June 13, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering (“IPO”), and authorize the Company and the trustee to disburse such redemption payments.

and a proposal (the “Trust Amendment”) to amend and restate the Company’s amended and restated investment management trust agreement, dated September 5, 2014 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

The record date for the special meeting is February 9, 2015. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,785,309 outstanding shares of the Company’s common stock including 6,535,309 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated February 17, 2015 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on two proposals to amend Chart Acquisition Corp.’s (the “Company”, “Chart” , “we” or “us”) amended and restated certificate (the “Extension Amendment”) to:

•        extend the date before which the Company must complete a business combination (the “Termination Date”) from March 13, 2015 (the “Current Termination Date”) to June 13, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

and a proposal (the “Trust Amendment”) to amend and restate the Company’s amended and restated investment management trust agreement, dated September 5, 2014 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Q. Why is the Company proposing to amend its amended and restated certificate and the trust agreement?

A. The Company was organized to serve as a vehicle for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses focused on the provision and/or outsourcing of government services operating within or outside of the United States, although the Company may pursue acquisition opportunities in other business sectors.

On January 5, 2015, the Company entered into the Merger Agreement with Tempus and the other parties thereto. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) Chart Merger Sub will merge with and into Chart, with Chart being the surviving entity and a wholly-owned subsidiary of Tempus Holdings (such merger, the “Chart Merger”), (ii) Tempus Merger Sub will merge with and into Tempus, with Tempus being the surviving entity and a wholly owned-subsidiary of Tempus Holdings (such merger, the “Tempus Merger”), and (iii) Tempus Holdings will become a publicly traded company. Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” The Chart Merger and the Tempus Merger (together, the “Mergers”) will occur simultaneously upon the consummation of the Business Combination (the “Closing”). Chart, Tempus Holdings, Chart Merger Sub and Tempus Merger Sub may collectively be referred to herein in reference to the Merger Agreement as the “Chart Parties”. In the Chart Merger, the outstanding equity securities of Chart will be cancelled and the holders of outstanding shares of Chart common stock and warrants will receive substantially identical securities of Tempus Holdings.

In the Tempus Merger, the outstanding membership interests of Tempus will be cancelled in exchange for the right of the Sellers to receive as the aggregate merger consideration 5,250,000 shares of Tempus Holdings common stock, subject to certain adjustments, plus an additional right to receive potentially up to 4,750,000 shares of Tempus Holdings common stock as an earn-out if certain financial milestones are achieved (such additional shares, the “Earn-out Shares”).

As a result of the consummation of the Business Combination, each of Chart Merger Sub and Tempus Merger Sub will cease to exist, Chart and Tempus will become wholly-owned subsidiaries of Tempus Holdings, and the equity holders of Chart and Tempus will become the stockholders of Tempus Holdings.

Tempus was formed to provide turnkey and customized design, engineering, modification and integration services and operations solutions that support aircraft critical mission requirements for such customers as the DoD, U.S. intelligence agencies, foreign governments, heads of state and others worldwide. Tempus’ management and employees have extensive experience in the design and implementation of special mission aircraft modifications related to intelligence, surveillance and reconnaissance systems, new generation command, control and communications systems and VIP interior components and provision of ongoing operational support, including flight crews and maintenance services to customers. In addition, Tempus will transition undervalued and underutilized aircraft to alternative configurations that are then utilized for more profitable special mission purposes.

Tempus was founded in December 2014. The formation of Tempus and its ability to successfully engage in this business has evolved from two principal sources: 1) the expiration of a non-competition agreement relating to the Tempus owners’ sale of Orion Air Group Services, LLC (“Orion”) in December 2011; and 2) the availability to Tempus of a number of prospective employees who have engineering or program management skills and experience in the modification and integration of large aircraft platforms. Tempus’ primary areas of expertise include: (1) modification of aircraft for airborne research and development, intelligence, surveillance and reconnaissance, and electronic warfare capabilities; (2) design and engineering of wide body aircraft VIP interior conversions; and (3) operations and support services required by the customer for the ultimate successful execution of its mission, to include leasing solutions, flight operations, planning, and other logistics support.

Tempus Holdings filed a Registration Statement on Form S-4 on January 9, 2015, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination.

The proposed business combination with Tempus qualifies as a “business combination” under the Company’s amended and restated certificate. The amended and restated certificate currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, the Company may not be able to complete the business combination by the Current Termination Date given when the Merger Agreement was signed and the actions that must occur prior to closing.

The Company believes the proposed business combination with Tempus would be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude the proposed business combination with Tempus by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for completion of the business combination from the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate.

You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

Q. Why should I vote for the Extension Amendment and the Trust Amendment?

A. Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including approximately 50 with whom the Company held meetings and/or telephone discussions, eight with whom non-disclosure agreements (and trust waivers) were executed and submitted letters of intent or conducted diligence with respect to approximately three potential acquisition targets (other than Tempus).

As the Company believes the proposed business combination with Tempus would be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude the proposed business combination with Tempus by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

The Company’s board of directors believes that it is in the best interests of the Company’s stockholders to propose extending that deadline.

Q. How do the Company insiders intend to vote their shares?

A. All of the Company’s directors, executive officers and their affiliates as well as other stockholders of the Company are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 2,250,000 shares of the Company’s common stock, representing approximately 25.6% of the Company’s issued and outstanding common stock. At the request of Tempus, our Sponsor, The Chart Group L.P., Messrs. Brady and Wright and Cowen, beneficially owning 1,766,250 shares, or approximately 20.1%, of the Company’s issued and outstanding common stock, have entered into a supporting stockholder agreement with Tempus in which they agreed to, among other things, vote stock beneficially owned by them in favor of the Extension Amendment and the Trust Amendment.

In addition, affiliates of Tempus or the Company may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and the Trust Amendment and made the Election. Pursuant to the supporting stockholder agreement, any public shares purchased by the parties thereto would also be voted in favor of the Extension Amendment and the Trust Amendment. The affiliates will not redeem any shares that they purchase in the open market, provided, however, that in the event the proposed business combination with Tempus is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such public shares.

Q. What vote is required to adopt the Extension Amendment and the Trust Amendment?

A. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date voting for the Trust Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate.

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Tempus, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. We may not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination. On February 4, 2015, we issued non-convertible promissory notes in the aggregate amount of $450,000 as follows: $277,500 to our Sponsor; $157,500 to Cowen and $15,000 to Mr. Wright. In addition, we issued $1,150,000 of promissory notes to our Sponsor, Cowen and Mr. Wright in 2014, and $750,000 of such loans are convertible into 1,000,000 warrants of the post business combination entity at a price of $0.75 per warrant at the option of the lender. Upon consummation of the initial business combination and at each payee’s option, at any time prior to payment in full of the principal balance of the convertible notes, the payees may elect to convert all or any portion of the convertible notes into that number of warrants to purchase shares of common stock of the post business combination entity (the “New Warrants”) equal to: (i) the portion of the principal amount of the convertible note being converted, divided by (ii) $0.75, rounded up to the nearest whole number. Each New Warrant has the same terms and conditions as placement warrants issued simultaneously with the closing of our IPO. There is no assurance that we will not need to seek additional working capital from our Sponsor, Cowen and Mr. Wright.

If the business combination is not completed and the expenses are not satisfied, in order to protect the amounts held in the trust account, pursuant to a written agreement, Messrs. Wright and Brady, our Chairman and Chief Executive Officer, and President and Director, respectively, have agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $10.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Wright and Brady will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Messrs. Wright and Brady would be able to satisfy those obligations. With the exception of Messrs. Wright and Brady as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.00 per public share and Messrs. Wright and Brady asserts that they are unable to satisfy any applicable obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Wright and Brady to enforce their indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Wright and Brady to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $10.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

Q. When would the Board abandon the Extension Amendment and the Trust Amendment?

A. The Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the two proposals of the Extension Amendment and the Trust Amendment are approved by the requisite vote of the stockholders. Additionally, notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

Q. What if I don’t want to vote for the Extension Amendment and the Trust Amendment?

A. If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. In such cases, if the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for cash in connection with this vote if you make the Election. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if the proposed business combination with Tempus is approved and completed, subject to any limitations set forth in the amended and restated certificate and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Tempus” and related agreements.

In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redeem their shares if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment and the Trust Amendment become effective.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public stockholders making the Election the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account calculated as if they had voted against a business combination proposal. The rights of public stockholders voting “FOR” the Extension Amendment (or abstaining or not voting) or voting “FOR” the Trust Amendment (or abstaining or not voting) to exercise their redemption rights in connection with the consummation of the proposed business combination with Tempus will be retained.

Q. What happens if the Extension Amendment and the Trust Amendment aren’t approved?

A. If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders and Cowen (as applicable) have each waived their respective redemption rights with respect to the founder shares and placement shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless except for the right of holders of public warrants to receive a pro rata portion of the escrow account established for the Warrant Tender Offer. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

Q. If the Extension Amendment and the Trust Amendment are approved, what happens next?	A. The Company is continuing its efforts to complete the proxy materials relating to the proposed business combination with Tempus, which will involve:
• completing proxy materials;
• establishing a meeting date and record date for considering the proposed business combination, and distributing proxy materials to stockholders; and
• holding a special meeting to consider the proposed business combination with Tempus.

This timetable is independent of the Extension Amendment and the Trust Amendment (although the Company may not be able to complete all of these tasks and consummate the Business Combination prior to the Current Termination Date). Tempus Holdings filed a Registration Statement on Form S-4 on January 9, 2015, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. If stockholders approve the proposed business combination with Tempus, the Company expects to consummate the business combination as soon as possible following stockholder approval.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemption from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s directors, officers and senior advisors.

Additionally, the Company’s amended and restated certificate provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would be expected to result in the Company’s failure to have net tangible assets (as determined in accordance with the Exchange Act) in excess of $5 million, which could be impacted by the reduction in the trust account.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination with Tempus?

A. Unless you make the Election, you will be able to vote on the proposed business combination with Tempus when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the second amended and restated certificate and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Tempus” and related agreements.

Q. What will happen to my warrants if the Extension Amendment and the Trust Amendment are approved?

A. If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will amend the terms of the warrants to extend the date for automatic termination of the warrants if the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date. Holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), Mr. Wright, Cowen and our Sponsor (collectively, the “Warrant Purchasers”) have agreed with the other parties to the escrow agreement pursuant to which Mr. Wright, Cowen and our Sponsor initially deposited an aggregate of $2,250,000 (of which $2,247,690 still remains) for the benefit of the holders of public warrants (the “escrow agreement”) to amend the escrow agreement to provide that the termination event thereunder will be revised to reflect the Extended Termination Date rather than the Current Termination Date. On February 11, 2015, the Warrant Purchasers commenced a tender offer to purchase up to 7,492,300 public warrants at $0.30 per warrant to close on or about the Current Termination Date (the “Warrant Extension Tender Offer”). In addition, the number of warrants subject to the Warrant Tender Offer that the Warrant Purchasers will conduct in connection with a business combination will be reduced at a ratio of one for every two warrants that are purchased in connection with the Warrant Extension Tender Offer.

Q. What is the deadline for voting my shares?

A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. What will happen if I abstain from voting or fail to vote?	A. Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment and against the Trust Amendment.

Q: How can I submit my proxy or voting instructions?

A. Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by mail by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instructions will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Secretary at c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, a written notice of revocation prior to the special meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. How do I exercise my redemption rights?

A. A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, email: mzimkind@continentalstock.com, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above.

Q. Who can help answer my questions?

A. If you have questions, you may write or call:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Individuals call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400 chart. info@morrowco.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, we which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate the proposed business combination with Tempus, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•         the ability of the Company to effect the Extension Amendment and the Trust Amendment or consummate a business combination;

•         unanticipated delays in the distribution of the funds from the trust account; and

•         claims by third parties against the trust account

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated December 13, 2012 (Registration No. 333-177280) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

The Company is a blank check company organized as a corporation under the laws of the State of Delaware on July 22, 2011. It was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses focused on the provision and/or outsourcing of government services operating within or outside of the United States, although the Company may pursue acquisition opportunities in other business sectors. In December 2012, it consummated its IPO from which it derived gross proceeds of approximately $78,750,000 (which includes proceeds from the private placement of units consummated simultaneously with the closing of the IPO) before deducting deferred underwriting compensation of $2.34 million. Subsequent to the offering, an amount of $75,000,000 (including $2.34 million of deferred underwriters fee) of the net proceeds of the offering was initially deposited in a trust account. As of December 31, 2014, approximately $65.4 million was held in the trust account, after the redemption of 964,691 shares in September 2014 in connection with the amendment of our existing charter to extend our termination date to March 13, 2015. Except as discussed in the Extension Amendment and the Trust Amendment, such funds and a portion of the interest earned thereon will be released upon consummation of the business combination and used to pay any amounts payable to Company public stockholders that exercise their redemption rights. Other than its IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

The mailing address of the Company’s principal executive office is c/o The Chart Group, LP, 555 5th Avenue, 19th Floor, New York, New York 10017 and the Company’s telephone number is (212) 350-8205.

The Proposed Business Combination with Tempus

On January 5, 2015, the Company entered into the Merger Agreement with Tempus and the other parties thereto. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) Chart Merger Sub will merge with and into Chart, with Chart being the surviving entity and a wholly-owned subsidiary of Tempus Holdings (such merger, the “Chart Merger”), (ii) Tempus Merger Sub will merge with and into Tempus, with Tempus being the surviving entity and a wholly owned-subsidiary of Tempus Holdings (such merger, the “Tempus Merger”), and (iii) Tempus Holdings will become a publicly traded company. Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” The Chart Merger and the Tempus Merger (together, the “Mergers”) will occur simultaneously upon the consummation of the Business Combination (the “Closing”). Chart, Tempus Holdings, Chart Merger Sub and Tempus Merger Sub may collectively be referred to herein in reference to the Merger Agreement as the “Chart Parties”.

In the Chart Merger, the outstanding equity securities of Chart will be cancelled and the holders of outstanding shares of Chart common stock and warrants will receive substantially identical securities of Tempus Holdings. In the Tempus Merger, the outstanding membership interests of Tempus will be cancelled in exchange for the right of the Sellers to receive as the aggregate merger consideration 5,250,000 shares of Tempus Holdings common stock, subject to certain adjustments, plus an additional right to receive potentially up to 4,750,000 shares of Tempus Holdings common stock as an earn-out if certain financial milestones are achieved (such additional shares, the “Earn-out Shares”).

As a result of the consummation of the Business Combination, each of Chart Merger Sub and Tempus Merger Sub will cease to exist, Chart and Tempus will become wholly-owned subsidiaries of Tempus Holdings, and the equity holders of Chart and Tempus will become the equity holders of Tempus Holdings.

You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

The Extension Amendment and the Trust Amendment

The Extension Amendment

The Company is proposing to amend its amended and restated certificate to:

•         extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

The Trust Amendment

The Company is proposing to amend and restate the trust agreement to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

If the Extension Amendment and the Trust Amendment Are Not Approved

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders and Cowen (as applicable) have each waived their respective redemption rights with respect to the founder shares and placement shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless except for the right of holders of public warrants to receive a pro rata portion of the escrow account established for the Warrant Tender Offer. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

If the Extension Amendment and the Trust Amendment Are Approved

Under the terms of the proposed Extension Amendment and Trust Amendment, public stockholders may make the Election.

If the Extension Amendment is approved by sixty-five percent (65%) or more of the common stock outstanding as of the record date and not abandoned and the Trust Amendment is approved by sixty-five percent (65%) or more of the common stock outstanding as of the record date and not abandoned, the Company will file an amendment to the amended and restated certificate with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will enter into the Trust Amendment with the trustee substantially in the form of Annex B hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date. Depending on how many holders of public shares make the Election, any business combination that is consummated may be considerably smaller in size than contemplated in the IPO. You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemption from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s directors, officers and senior advisors.

Additionally, the Company’s amended and restated certificate provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would be expected to result in the Company’s failure to have net tangible assets (as determined in accordance with the Exchange Act) in excess of $5 million, which could be impacted by the reduction in the trust account.

If the Extension Amendment and the Trust Amendment are approved and become effective and the proposed business combination with Tempus is subsequently consummated, then the underwriters will receive the portion of the underwriting commissions that was deferred and is currently held in the trust account. The underwriters will probably not receive this portion of the commission unless the Extension Amendment and the Trust Amendment are approved and become effective because the Company may not be able to complete the proposed business combination with Tempus before the Current Termination Date.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Tempus, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. We may not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination. On February 4, 2015, we issued non-convertible promissory notes in the aggregate amount of $450,000 as follows: $277,500 to our Sponsor; $157,500 to Cowen and $15,000 to Mr. Wright. In addition, we issued $1,150,000 of promissory notes to our Sponsor, Cowen and Mr. Wright in 2014, and $750,000 of such loans are convertible into 1,000,000 warrants of the post business combination entity at a price of $0.75 per warrant at the option of the lender. Upon consummation of the initial business combination and at each payee’s option, at any time prior to payment in full of the principal balance of the convertible notes, the payees may elect to convert all or any portion of the convertible notes into that number of warrants to purchase shares of common stock of the post business combination entity (the “New Warrants”) equal to: (i) the portion of the principal amount of the convertible note being converted, divided by (ii) $0.75, rounded up to the nearest whole number. Each New Warrant has the same terms and conditions as placement warrants issued simultaneously with the closing of our IPO. There is no assurance that we will not need to seek additional working capital from our Sponsor, Cowen and Mr. Wright.

If the business combination is not completed and the expenses are not satisfied, in order to protect the amounts held in the trust account, pursuant to a written agreement, Messrs. Wright and Brady, our Chairman and Chief Executive Officer, and President and Director, respectively, have agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $10.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Wright and Brady will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Messrs. Wright and Brady would be able to satisfy those obligations. With the exception of Messrs. Wright and Brady as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below

$10.00 per public share and Messrs. Wright and Brady asserts that they are unable to satisfy any applicable obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Wright and Brady to enforce their indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Wright and Brady to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $10.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

Treatment of Warrants

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will amend the terms of the warrants to extend the date for automatic termination of the warrants if the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date, holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), Mr. Wright, Cowen and our Sponsor (collectively, the “Warrant Purchasers”) have agreed with the other parties to the escrow agreement to amend the escrow agreement to provide that the termination event thereunder will be revised to reflect the Extended Termination Date rather than the Current Termination Date. On February 11, 2015, the Warrant Purchasers commenced a tender offer to purchase up to 7,492,300 public warrants at $0.30 per warrant to close on or about the Current Termination Date (the “Warrant Extension Tender Offer”). In addition, the number of warrants subject to the Warrant Tender Offer that the Warrant Purchasers will conduct in connection with a business combination will be reduced at a ratio of one for every two warrants that are purchased in connection with the Warrant Extension Tender Offer.

The Special Meeting

Date, Time and Place.  The special meeting of the Company’s stockholders will be held at 11:00 a.m., local time, at the Company’s headquarters at 555 5th Avenue, 19th Floor, New York, New York 10017 on Wednesday, March 11, 2015.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s common stock at the close of business on February 9, 2015, the record date for the special meeting. You will have one vote per proposal for each Company common share you owned at that time. Company warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding on the record date voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding on the record date voting for the Trust Amendment.

At the close of business on February 9, 2015, there were 8,785,309 outstanding shares of the Company’s common stock each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposal. If the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the trust account if you made the Election. You will also be able to redeem your public shares in connection with the expected stockholder vote to approve the proposed business combination with Tempus, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the proposed business combination with Tempus in connection with a stockholder vote to approve that transaction, subject to any limitations set forth in the amended and restated certificate and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Tempus” and related agreements. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Whether or not the Extension Amendment and the Trust Amendment are approved, if the proposed business combination with Tempus is not completed by the date specified in the Company’s amended and restated certificate (including any later date if the Extension Amendment is approved and not abandoned), the public shares of such holders will be redeemed in accordance with the terms of the amended and restated certificate promptly following such date.

Redemption.  If you are a public stockholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

See the section entitled “Reasons for the Proposals — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposal to approve the Extension Amendment and the Trust Amendment being presented to stockholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained Morrow & Co., LLC (“Morrow”) to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may call Morrow at (800) 662-5200. The Company has agreed to pay Morrow a fee of $17,500 and expenses, for its services in connection with the special meeting.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a Unites States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a Unites States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders.

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment and consummation of other transactions described in this proxy statement.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. Federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the Holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment and the Trust Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding.

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment and the Trust Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by including a signed copy of Form W-9 that is included as part of the Letter of Transmittal. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 28% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Proposals — The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Reasons for the Proposals — Interests of the Company’s Officers and Directors.”

Stock Ownership

Information concerning the holders of certain Company stockholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting in connection with the proposed Extension Amendment and Trust Amendment. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place.  The special meeting will be held at 11:00 a.m., local time, at the Company’s headquarters at 555 5th Avenue, 19th Floor, New York, New York 10017 on Wednesday, March 11, 2015, to vote on the proposals to approve the Extension Amendment.

Purpose.  At the special meeting, holders of the Company’s common stock will be asked to approve the Extension Amendment consisting of the following two amendments to the Company’s amended and restated certificate:

•         extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

and a proposal to amend and restate the Company’s trust agreement to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

If the Extension Amendment and the Trust Amendment are approved and become effective and a business combination is subsequently consummated, then the underwriters will receive the portion of the underwriting commissions that was deferred and is currently held in the trust account. The underwriters will probably not receive this portion of the commission unless the Extension Amendment and the Trust Amendment are approved and become effective because the Company may not be able to complete a business combination before the Current Termination Date.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and “FOR” the adoption of the Trust Amendment.

Because of the business combination provisions of the Company’s amended and restated certificate, if the proposed business combination with Tempus is not completed by the Current Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the trust account, unless stockholders approve all proposals of the Extension Amendment and the Trust Amendment.

The special meeting has been called only to consider approval of the Extension Amendment and the Trust Amendment. Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

Record Date; Who is Entitled to Vote. The record date for the special meeting is February 9, 2015. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there were 8,785,309 outstanding shares of the Company’s common stock (including 6,535,309 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Vote Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date and voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date and voting for the Trust Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate.

All public stockholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Tempus, subject to any limitations set forth in the amended and restated certificate and limitations agreed to in the Merger Agreement or related agreements. In addition, public stockholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed the proposed business combination with Tempus by the Extended Termination Date.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment and the Trust Amendment.

The Company’s board of directors believes the current stockholders are not prejudiced by the proposed Extension Amendment and Trust Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the trust account.

All of the Company’s directors, executive officers and their affiliates as well as other stockholders of the Company are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 2,250,000 shares of the Company’s common stock, representing approximately 25.6% of the Company’s issued and outstanding common stock. At the request of Tempus, our Sponsor, The Chart Group L.P., Messrs. Brady

and Wright and Cowen, beneficially owning 1,766,250 shares, or approximately 20.1%, of the Company’s issued and outstanding common stock, have entered into a supporting stockholder agreement with Tempus in which they agreed to, among other things, vote stock beneficially owned by them in favor of the Extension Amendment and the Trust Amendment.

In addition, affiliates of Tempus or the Company may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and the Trust Amendment and made the Election. Pursuant to the supporting stockholder agreement, any public shares purchased by the parties thereto would also be voted in favor of the Extension Amendment and the Trust Amendment. The affiliates will not redeem any shares that they purchase in the open market, provided, however, that in the event the proposed business combination with Tempus is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such public shares.

Voting Your Shares. Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a stockholder with shares registered in your name, you may vote in person at the special meeting or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Secretary at c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, a written notice of revocation prior to the special meeting. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment or the Trust Amendment. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Extension Amendment and the Trust Amendment.

Questions About Voting. The Company has retained Morrow to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may call Morrow at (800) 662-5200. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Morrow a fee of $17,500 and expenses for its services in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain the Company’s stockholders is set forth below under “Beneficial Ownership of Securities.”

THE EXTENSION AMENDMENT

The Company is proposing to amend its amended and restated certificate to:

•         extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended; and

•         allow holders of the Company’s public shares to redeem their public shares, in connection with the Extension Amendment, for a pro rata portion of the funds available in the trust account and authorize the Company and the trustee to disburse such redemption payments.

Each proposal of the Extension Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposals is conditioned on the approval of the Trust Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals and the Trust Amendment are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

Similarly, should the Extension Amendment and the Trust Amendment be approved and not abandoned, the underwriters, certain Company insiders and the Company have agreed to amend and restate the covenants in the amended and restated letter agreement by and between the such insiders and the underwriters to extend the Current Termination Date to the Extended Termination Date.

A copy of the proposed amendment to the amended and restated certificate of the Company is annexed to this proxy statement as Annex A.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding common stock voting for all proposals contained in the Extension Amendment, is required to approve the Extension Amendment.

All of the Company’s directors, executive officers and their affiliates as well as other stockholders of the Company are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 2,250,000 shares of the Company’s common stock, representing approximately 25.6% of the Company’s issued and outstanding common stock. At the request of Tempus, our Sponsor, The Chart Group L.P., Messrs. Brady and Wright and Cowen, beneficially owning 1,766,250 shares, or approximately 20.1%, of the Company’s issued and outstanding common stock, have entered into a supporting stockholder agreement with Tempus in which they agreed to, among other things, vote stock beneficially owned by them in favor of the Extension Amendment and the Trust Amendment.

In addition, affiliates of Tempus or the Company may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and the Trust Amendment and made the Election. Pursuant to the supporting stockholder agreement, any public shares purchased by the parties thereto would also be voted in favor of the Extension Amendment and the Trust Amendment. The affiliates will not redeem any shares that they purchase in the open market, provided, however, that in the event the proposed business combination with Tempus is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such public shares.

THE TRUST AMENDMENT

The Company is proposing to amend and restate the Company’s trust agreement to:

•         permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

The Trust Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposal is conditioned on the approval of the Extension Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposal and the Trust Amendment are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Similarly, should the Extension Amendment and the Trust Amendment be approved and not abandoned, the underwriters, certain Company insiders and the Company have agreed to amend and restate the covenants in the amended and restated letter agreement by and between such insiders and the underwriters to extend the Current Termination Date to the Extended Termination Date.

A copy of the proposed amendment to the trust agreement is annexed to this proxy statement as Annex B.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding common stock voting for the Trust Amendment, is required to approve the Trust Amendment.

All of the Company’s directors, executive officers and their affiliates as well as other stockholders of the Company are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 2,250,000 shares of the Company’s common stock, representing approximately 25.6% of the Company’s issued and outstanding common stock. At the request of Tempus, our Sponsor, The Chart Group L.P., Messrs. Brady and Wright and Cowen, beneficially owning 1,766,250 shares, or approximately 20.1%, of the Company’s issued and outstanding common stock, have entered into a supporting stockholder agreement with Tempus in which they agreed to, among other things, vote stock beneficially owned by them in favor of the Extension Amendment and the Trust Amendment.

In addition, affiliates of Tempus or the Company may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and the Trust Amendment and made the Election. Pursuant to the supporting stockholder agreement, any public shares purchased by the parties thereto would also be voted in favor of the Extension Amendment and the Trust Amendment. The affiliates will not redeem any shares that they purchase in the open market, provided, however, that in the event the proposed business combination with Tempus is not consummated by the Extended Termination Date, the affiliate purchasers will be entitled to redemption rights for such public shares.

REASONS FOR THE PROPOSALS

The Company’s amended and restated certificate currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The trust agreement provides that, unless a business combination is consummated by the Current Termination Date, the trustee would be required to commence liquidation on the Current Termination Date. Moreover, the trust agreement provides that funds may be withdrawn from the trust account only upon consummation of an initial business combination, in connection with the failure of the Company to consummate a business combination by the Current Termination Date or other limited purposes. The Trust Amendment is necessary to extend the period for the Company to consummate a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal and distribution of the funds to public stockholders who properly demand redemption in connection with the Extension Amendment and the Trust Amendment.

The initial stockholders and Cowen (as applicable) have each waived their respective redemption rights with respect to the founder shares and placement shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless except for the right of holders of public warrants to receive a pro rata portion of the escrow account established for the Warrant Tender Offer. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance. In considering the Extension Amendment and the Trust Amendment, the Company’s board of directors came to the conclusion that the potential benefits of the proposed business combination with Tempus to the Company and its stockholders outweighed the possibility of any liability as a result of the Extension Amendment and the Trust Amendment.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified more than 75 possible target companies, and appropriate targets were advanced to the next phase of the selection process, including approximately 50 with whom the Company held meetings and/or telephone discussions, eight with whom non-disclosure agreements (and trust waivers) were executed and submitted letters of intent or conducted diligence with respect to approximately three potential acquisition targets (other than Tempus).

The proposed business combination with Tempus qualifies as a “business combination” under the Company’s amended and restated certificate, but the Company may not be able to complete that transaction by the Current Termination Date.

As the Company believes the proposed business combination with Tempus would be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude the proposed business combination with Tempus by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Agreement regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate.

All public stockholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Tempus, subject to any limitations set forth in the amended and restated certificate and limitations agreed to in the Merger Agreement or related agreements. In addition, public stockholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed the proposed business combination with Tempus by the Extended Termination Date.

As noted in “Reasons for the Proposals — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment and the Trust Amendment will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the trust account, the trust account could possibly be reduced or subject to reduction beyond the reduction resulting from public stockholder redemptions, which could result in the reduction of a public stockholder’s current pro rata portion of the trust account available for distribution. Moreover, attendant litigation could result in delay in the availability of trust account funds for use by the Company upon completion of the business combination.

Treatment of Warrants

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will amend the terms of the warrants to extend the date for automatic termination of the warrants if the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date. Holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), Mr. Wright, Cowen and our Sponsor (collectively, the “Warrant Purchasers”) have agreed with the other parties to the escrow agreement to amend the escrow agreement to provide that the termination event thereunder will be revised to reflect the Extended Termination Date rather than the Current Termination Date. On February 11, 2015, the Warrant Purchasers commenced a tender offer to purchase up to 7,492,300 public warrants at $0.30 per warrant to close on or about the Current Termination Date (the “Warrant Extension Tender Offer”). In addition, the number of warrants subject to the Warrant Tender Offer that the Warrant Purchasers will conduct in connection with a business combination will be reduced at a ratio of one for every two warrants that are purchased in connection with the Warrant Extension Tender Offer.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Tempus, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. We may not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination. On February 4, 2015, we issued non-convertible promissory notes in the aggregate amount of $450,000 as follows: $277,500 to our Sponsor; $157,500 to Cowen and $15,000 to Mr. Wright. In addition, we issued $1,150,000 of promissory notes to our Sponsor, Cowen and Mr. Wright in 2014, and $750,000 of such loans are convertible into 1,000,000 warrants of the post business combination entity at a price of $0.75 per warrant at the option of the lender. Upon consummation of the initial business combination and at each payee’s option, at any time prior to payment in full of the principal balance of the convertible notes, the payees may elect to convert all or any portion of the convertible notes into that number of warrants to purchase shares of common stock of the post business combination entity (the “New Warrants”) equal to: (i) the portion of the principal amount of the convertible note being converted, divided by (ii) $0.75, rounded up to the nearest whole number. Each New Warrant has the same terms and conditions as placement warrants issued simultaneously with the closing of our IPO. There is no assurance that we will not need to seek additional working capital from our Sponsor, Cowen and Mr. Wright.

If the business combination is not completed and the expenses are not satisfied, in order to protect the amounts held in the trust account, pursuant to a written agreement, Messrs. Wright and Brady, our Chairman and Chief Executive Officer, and President and Director, respectively, have agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $10.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Wright and Brady will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Messrs. Wright and Brady would be able to satisfy those obligations. With the exception of Messrs. Wright and Brady as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.00 per public share and Messrs. Wright and Brady asserts that they are unable to satisfy any applicable obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Wright and Brady to enforce their indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Wright and Brady to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $10.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s stockholders to approve the Extension Amendment and the Trust Amendment.

Automatic Redemption

If the Extension Amendment and the Trust Amendment are not approved and the a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for working capital purposes, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders and Cowen (as applicable) have each waived their respective redemption rights with respect to the founder shares and placement shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless except for the right of holders of public warrants to receive a pro rata portion of the escrow account established for the Warrant Tender Offer. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

Redemption Rights

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account calculated as if they had voted against a business combination proposal. You will also be able to redeem your public shares in connection with the expected stockholder vote to approve the proposed business combination with Tempus, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the proposed business combination with Tempus in connection with a stockholder vote to approve that transaction, subject to any limitations set forth in the amended and restated certificate and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Tempus” and related agreements. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind mzimkind@continentalstock.com, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment and execution of the Trust Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, calculated as of the record date. As of December 31, 2014, this would amount to approximately $10.00 per share. If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your stock certificate(s) to the Company’s transfer agent by two business days prior to the special meeting. If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete the proposed business combination with Tempus by the Current Termination Date (unless such date is extended), the public shares of the public stockholders will be redeemed in accordance with the terms of the amended and restated certificate promptly following such date.

Interests of the Company’s Officers, Directors and Advisors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors and the Company’s advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•         if the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will redeem all public shares and promptly thereafter, dissolve and liquidate. Our initial stockholders have agreed to waive their respective redemption rights with respect to the founder shares if a business combination is not consummated by the Current Termination Date. In such event, the 1,875,000 founder shares that were acquired prior to the IPO for an aggregate purchase price of $25,000, will be in all probability be worthless because they will not be entitled to participate in the redemption. Such common stock had an aggregate market value of approximately $18.5 million based on the last sale price of $9.89, on the NASDAQ Capital Market on February 13, 2015;

•         in connection with the IPO, Messrs. Wright and Brady have agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act;

•         warrants to purchase the Company’s common stock held by the Company’s officers and directors are exercisable only following consummation of a business combination; and

•         all rights specified in the Company’s amended and restated certificate relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•         The Company’s financial, legal and other advisors have rendered services for which they may not be paid if the business combination is not consummated. Although these payments are not expressly contingent on the outcome of the Company’s stockholder vote, any recovery of such fees and expenses by these vendors will be much more difficult in the event the business combination is not consummated. As such, these vendors could be viewed as having an interest in the outcome of such vote.

•         The underwriters from our IPO will only be entitled to their deferred underwriting discount of $2.34 million in the event we complete a business combination.

The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment and the Trust Amendment, the Company’s board of directors concluded that the proposed business combination with Tempus is in the best interests of the Company’s stockholders, since it believes the Company’s stockholders will benefit from that transaction.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Tempus, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Tempus. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s amended and restated certificate, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s common stock, dissenting public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment and the Trust Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflict, as described in “Interests of the Company’s Officers, Directors and Advisors”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public stockholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s stockholders to the best of their ability, as well as substantially less than the potential benefits to public stockholders wishing to have an opportunity to consider the proposed business combination with Tempus, which they, as Company stockholders as well, share. In making that determination, the Chairman of the board of directors took into consideration the fact that in proposing the Extension Amendment and the Trust Amendment, he may incur indemnification obligations to the Company under his existing commitment substantially in excess of those currently accrued. At the same time, he recognized that completing the proposed business combination with Tempus would be expected to result in a company more capable than the Company alone to pay existing obligations of the Company and expenses incurred after approval of the Extension Amendment and the Trust Amendment, all of which obligations he might be called upon to pay under his existing commitment.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders, and has declared them advisable.

The Board of Directors recommends that you vote “FOR” the Extension Amendment and the Trust Amendment.

THE POTENTIAL BUSINESS COMBINATION WITH TEMPUS

The following is a brief summary of the terms and background of the Merger Agreement. Any description in this proxy statement of the Merger Agreement is qualified in all respects by reference to the complete text of the Merger Agreement which is attached as Exhibit 2.1 to the Form 8-K the Company filed with the SEC on January 7, 2015. For additional information regarding the Merger Agreement and the Business Combination, please see the Form 8-K and the Registration Statement on Form S-4 initially filed by Tempus Applied Solutions Holdings, Inc. on January 9, 2015, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination (“Form S-4”).  Following the SEC review of the Form S-4, a definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed business combination with Tempus.

You are not being asked to pass on the proposed business combination with Tempus at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Tempus when it is submitted to stockholders.

General

On January 5, 2015, the Company entered into the Merger Agreement with Tempus and the other parties thereto. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) Chart Merger Sub will merge with and into Chart, with Chart being the surviving entity and a wholly-owned subsidiary of Tempus Holdings, (ii) Tempus Merger Sub will merge with and into Tempus, with Tempus being the surviving entity and a wholly owned-subsidiary of Tempus Holdings and (iii) Tempus Holdings will become a publicly traded company. Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” The Chart Merger and the Tempus Merger will occur simultaneously upon the consummation of the Business Combination. In the Chart Merger, the outstanding equity securities of Chart will be cancelled and the holders of outstanding shares of Chart common stock and warrants will receive substantially identical securities of Tempus Holdings. In the Tempus Merger, the outstanding membership interests of Tempus will be cancelled in exchange for the right of the Sellers to receive as the aggregate merger consideration 5,250,000 shares of Tempus Holdings common stock, subject to certain adjustments, plus an additional right to receive potentially up to 4,750,000 shares of Tempus Holdings common stock as an earn-out if certain financial milestones are achieved. As a result of the consummation of the Business Combination, each of Chart Merger Sub and Tempus Merger Sub will cease to exist, Chart and Tempus will become wholly-owned subsidiaries of Tempus Holdings, and the equity holders of Chart and Tempus will become the equity holders of Tempus Holdings.

The obligations of the parties to consummate the Business Combination are subject to the fulfillment (or waiver) of customary closing conditions of the respective parties. In addition, each parties’ obligations to consummate the Business Combination are subject to the fulfillment (or waiver) of other closing conditions, including: (a) completion of the tender offer by the Warrant Offerors to purchase up to 3,746,150 Chart warrants at a purchase price of $0.60 per warrant; (b) the receipt of the requisite approval from Chart stockholders of the Merger Agreement and the transactions contemplated thereby and of the Tempus Applied Solutions Holdings, Inc. 2015 Omnibus Equity Incentive Plan (the “Incentive Plan”); (c) a registration statement on Form S-4 registering the shares to be issued to Chart’s stockholders pursuant to the Merger Agreement shall have become effective; (d) the members of the board of directors of Tempus Holdings as specified in the Merger Agreement shall have been appointed to the board of directors of Tempus Holdings; and (e) Chart shall not have redeemed its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to fail to be in excess of $5,000,000. Additionally, the obligations of the Chart Parties to consummate the Business Combination are subject to the fulfillment (or waiver) of other closing conditions, including, among others: (i) the combined assets and liabilities of Chart and Tempus as of the Closing (but giving effect to the Closing, including any redemptions of Chart’s public shares), are such that on a combined basis, there will be net tangible assets (stockholders’ equity) of at least $5,000,000, plus an additional amount of unrestricted cash and cash equivalents sufficient to pay for any accrued expenses of Chart, Tempus and their respective subsidiaries through the Closing and to provide Tempus Holdings and its subsidiaries (including Tempus) with sufficient working capital as of the Closing to enable them to pay for expenses required under contracts entered into by Chart, Tempus or their respective subsidiaries at or prior to the Closing, as they come due; and (ii) Tempus shall have entered into one or more contracts providing for at least $100 million of revenues payable to Tempus within 12 months after the date of the Closing. Additionally, the obligations of Tempus and the Sellers to consummate the Business Combination are subject to the fulfillment (or waiver) of the closing condition that Tempus

Holdings shall have filed with the Secretary of State of the State of Delaware an amendment and restatement of its certificate of incorporation in the form attached to the Merger Agreement.

The Merger Agreement may also be terminated under certain customary and limited circumstances at any time prior to the Closing. In addition, the Merger Agreement may be terminated under other circumstances at any time prior to the Closing, including, among others: (i) by either the Members’ Representative or Chart if the Closing has not occurred on or before March 13, 2015 (the “Outside Date”) (unless Chart receives the approval of its stockholders to extend the deadline for Chart to consummate Chart’s initial business combination, in which case the Outside Date will be extended to the earlier of (x) such extended date or (y) 180 days after the date of Merger Agreement), so long as there is no breach by such terminating party (or its related parties) that caused the Closing not to have occurred; (ii) by either the Members’ Representative or Chart if the special meeting of Chart’s stockholders shall have occurred and Chart’s stockholders shall not have approved the Merger Agreement and the transactions contemplated thereby and the Incentive Plan; or (iii) by either the Members’ Representative or Chart if at the conclusion of a special meeting of Chart’s stockholder called to approve an amendment to Chart’s existing charter to extend the deadline for Chart to consummate its initial business combination beyond March 13, 2015, such deadline extension is not approved.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement. There are no termination fees in connection with the termination of the Merger Agreement.

Background of the Company and Tempus

The Company is a blank check company organized as a corporation under the laws of the State of Delaware on July 22, 2011. It was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses focused on the provision and/or outsourcing of government services operating within or outside of the United States, although the Company may pursue acquisition opportunities in other business sectors. In December 2012, it consummated its IPO from which it derived gross proceeds of approximately $78,750,000 (which includes proceeds from the private placement of units consummated simultaneously with the closing of the IPO) before deducting deferred underwriting compensation of $2.34 million. Subsequent to the offering, an amount of $75,000,000 (including $2.34 million of deferred underwriters fee) of the net proceeds of the offering was initially deposited in a trust account. As of December 31, 2014, approximately $65.4 million was held in the trust account, after the redemption of 964,691 shares in September 2014 in connection with the amendment of our existing charter to extend our termination date to March 13, 2015. Except as discussed in the Extension Amendment and the Trust Amendment, such funds and a portion of the interest earned thereon will be released upon consummation of the business combination and used to pay any amounts payable to Company public stockholders that exercise their redemption rights. Other than its IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

Tempus was formed to provide turnkey and customized design, engineering, modification and integration services and operations solutions that support aircraft critical mission requirements for such customers as the DoD, U.S. intelligence agencies, foreign governments, heads of state and others worldwide. Tempus’ management and employees have extensive experience in the design and implementation of special mission aircraft modifications related to intelligence, surveillance and reconnaissance systems, new generation command, control and communications systems and VIP interior components and provision of ongoing operational support, including flight crews and maintenance services to customers. In addition, Tempus will transition undervalued and underutilized aircraft to alternative configurations that are then utilized for more profitable special mission purposes.

Tempus was founded in December 2014. The formation of Tempus and its ability to successfully engage in this business has evolved from two principal sources: 1) the expiration of a non-competition agreement relating to the Tempus owners’ sale of Orion in December 2011; and 2) the availability to Tempus of a number of prospective employees who have engineering or program management skills and experience in the modification and integration of large aircraft platforms. Tempus’ primary areas of expertise include: (1) modification of aircraft for airborne research and development, intelligence, surveillance and reconnaissance, and electronic warfare capabilities;

(2) design and engineering of wide body aircraft VIP interior conversions; and (3) operations and support services required by the customer for the ultimate successful execution of its mission, to include leasing solutions, flight operations, planning, and other logistics support.

Background of Transaction

Subsequent to the consummation of the IPO, the Company commenced efforts to identify and evaluate potential acquisitions with the objective of consummating a business combination. The Company identified certain criteria that it looked for in evaluating prospective target businesses and business combination opportunities, including, without limitation, the following:

•         opportunities for platform growth;

•         companies with strong free cash flow characteristics;

•         companies with a strong competitive industry position; and

•         companies with an experienced and motivated management team.

In the months following the IPO, the Company screened potential targets based upon the following characteristics:

•         companies with management teams capable of operating and excelling in the public equity markets;

•         portfolio companies in mature funds of financial sponsors;

•         companies that would likely be relatively immune to a downturn in the economic environment;

•         companies with large near-term debt maturities; and

•         companies with failed or withdrawn initial public offerings.

In addition, the Company’s management attempted to identify potential targets by initiating conversations with (i) management’s own network of business associates and friends, (ii) third-party companies that management believed could make attractive business combination partners and (iii) professional service providers (lawyers, accountants, consultants and investment bankers). The Company educated these parties on its structure as a special purpose acquisition company and its criteria for an acquisition. The Company also responded to inquiries from investment bankers or other similar professionals representing companies engaged in sale or financing processes. Furthermore, the Company’s management conducted independent market research to identify potential acquisition opportunities. From time to time, the Company’s database of potential acquisition candidates was updated and supplemented based on additional information derived from these discussions with third parties.

The Company’s board of directors was updated on a regular basis with respect to the status of the business combination search. Input received from the Company’s board of directors was material to management’s evaluation of potential business combinations.

The screening and sourcing efforts through the Company’s professional network and independent research resulted in more than 75 potential targets. These opportunities were evaluated based on the Company’s stated criteria. Many did not fit the Company’s screening criteria, while some were eliminated due to an insufficient enterprise value or indications that the sellers’ valuation expectations were too high. The screening process was repeated multiple times, and the Company remained in continual dialogue with its sourcing network. Through these efforts, the volume of potential targets remained high.

Some companies were deemed, based on the Company’s screening efforts and criteria evaluation, as appropriate targets and were advanced to the next phase of the selection process, including approximately 50 with which the Company held meetings and / or telephone discussions and eight with which non-disclosure agreements (and trust waivers) were executed. From this refined pool of potential targets, several companies were further pursued, and in some instances, the Company had substantive discussions, conducted extensive due diligence, and engaged the potential sellers in a negotiation process. We ultimately decided to abandon each of our other potential business combination discussions either because we concluded that the target business or the terms of a potential business combination would not be suitable for the Company, particularly in comparison to the proposed business combination with Tempus.

Background of the Proposed Business Combination with Tempus

The Company’s strategy was to seek an initial business combination with a business focused on the provision and/or outsourcing of government services. The Company was introduced to the Tempus Jets group of companies (“TJ Group”) in October 2013 through an investment bank with which the Company has a relationship. In November  2013, members of the Company’s management team met with TJ Group’s shareholders and the representatives of the investment bank at the Company’s offices in New York City. The parties decided at that time to continue to pursue a possible business combination.

On January 28, 2014, the Company entered into a non-binding letter of intent with Orion Air Group Holdings LLC setting forth the principle terms of the Acquisition Agreement.

Shortly after, the Company provided Tempus with a list of its data requirements for due diligence, and TJ Group provided these materials over the course of the next several months.

This due diligence included on-site visits by the Company’s management and certain independent contractors, which performed the legal and financial and accounting due diligence, including a quality of earnings analysis for the years 2012 and 2013.

The Company’s board was kept apprised of the progress of the potential business combination with TJ Group, including summary financial information, preliminary due diligence findings and growth prospects. The Board agreed that management should move forward with the transaction as described.

On April 18, 2014, the Company delivered an initial draft Acqusition Agreement to TJ Group. From that time up through and including the time when the Acquisition Agreement was signed on July 15, 2014 representatives of Morrison & Foerster LLP, legal counsel to the Company, and Alston & Bird LLP, legal counsel to TJ Group, circulated numerous drafts of the Acquisition Agreement and the ancillary documents and participated in numerous telephone conversations to negotiate the specific terms of the business combination. Throughout that period, the Company and TJ Group continued both legal and financial due diligence of the other parties.

Effective as of July 15, 2014, TJ Group, the Members, the Company and the other parties thereto executed the Acquisition Agreement. On July 16, 2014, the Company issued a press release announcing the execution of the Acquisition Agreement.

As diligence progressed and preparations were being undertaken to file a proxy statement with the SEC in anticipation of seeking Chart’s shareholders’ approval of the business combination with TJ Group, it became evident that a formerly restricted business of TJ Group had begun to show significant growth potential. In late 2011, the owners of TJ Group had sold Orion, a company that provided specialized, complex aircraft modification and integration services to governments and others, to buyers that include the DoD and others. As part of that sale transaction, the TJ Group’s owners entered into a three-year non-competition agreement with the buyers. The proceeds from the sale of Orion and certain retained Orion earnings had since been used by TJ Group to purchase and start up other aviation-related lines of business, focused on providing retail aviation services in conventional, commercial, non-governmental markets.

The non-competition agreement with the Orion buyers has expired. One of the two principal owners of TJ Group, Mr. Terry, continued to have extensive relationships in the previously restricted market, and wished to re-enter that market. The other principal owner of the TJ Group, Mr. Gulbin, did not wish to re-enter that market and instead wished to pursue the other businesses that TJ Group has been pursuing since the sale of Orion. The TJ Group owners agreed that Mr. Gulbin would continue to pursue the current TJ Group businesses, with TJ Group remaining a private entity, while Mr. Terry would separately re-enter the previously restricted market and build a new business of providing complex aircraft modification and integration services for the U.S. government, foreign governments and others. That business was to be conducted through Tempus, a new entity that was formed in December 2014 with $1.5 million in initial funding provided by its members.

The target market opportunity for Tempus is the provision of services in the context of very large, long-term aircraft programs or projects for governments and heads of state around the world. A typical aircraft modification or integration program might generate revenue of between $30 million and $250 million over an 18-month to 36-month timeframe. Potential customers include the U.S. government and foreign governments, heads of state, the DoD, agencies in the U.S. government intelligence community and others who own or operate Boeing, Airbus and other large aircraft.

Following the expiration of the non-competition agreement, a number of sizable new business opportunities for Tempus in the previously restricted market have matured to a point where exclusive contract negotiations are ongoing, with final signed contracts anticipated within a few months. Tempus currently estimates the potential value of these contracts to be in excess of $240 million over three years. In addition, Tempus is working to develop additional business opportunities with an aggregate potential value of several hundred million dollars over the next few years. Unlike TJ Group, which is not being acquired, Tempus will require substantial capitalization going forward.

In light of the foregoing developments in Mr. Terry’s and Mr. Gulbin’s desires and in Tempus’ business potential, Mr. Terry, Mr. Gulbin and Chart agreed that Chart would focus its efforts on negotiating and consummating a business combination with Tempus.

In November 2014, Chart began conducting due diligence regarding Tempus’ formation, initial operations, business opportunities and prospects.

On December 7, 2014, Tempus delivered an initial draft merger agreement to Chart. Throughout that period, each of Chart and Tempus continued its legal and financial due diligence of the other party.

Between December 7, 2014 and January 5, 2015, Chart and Tempus, along with Cowen and legal counsel and Chart’s financial advisors, negotiated key transaction terms.

On December 22, 2014, Chart’s board of directors met telephonically to consider the potential acquisition of Tempus, including the approval of the definitive Merger Agreement, which was in substantially final form as described below. Also in attendance were certain officers of Chart and representatives of its legal and financial advisors. Mr. Brady reviewed with the board of directors the terms of the proposed acquisition of Tempus. After considering the proposed terms of the Merger Agreement and other related transaction agreements and the various presentations of Chart’s management and Cowen and taking into account the other factors described below under the caption “Chart’s Board of Directors’ Reasons for the Approval of the Business Combination,” Chart’s board of directors approved the Merger Agreement and related agreements and determined that it was advisable and in the best interests of Chart to consummate the Business Combination and other transactions contemplated by the Merger Agreement and related agreements, subject to the negotiation of the final terms of the Merger Agreement and the related agreements by the authorized officers of Chart, directed that the Merger Agreement and the other proposals described in this proxy statement/prospectus be submitted to Chart’s stockholders for approval and adoption, and recommended that Chart’s stockholders approve and adopt the Merger Agreement and such other proposals. In addition, Chart’s board of directors approved the termination of the previously executed equity transfer and acquisition agreement and related agreements with TJ Group.

Following the meeting of Chart’s board of directors, Chart and Tempus continued to negotiate the final terms of the Merger Agreement and the terms of other ancillary agreements.

On December 31, 2014, Mr. Brady sent to Chart’s board of directors updated projections regarding Tempus’ expected 2015 and 2016 business.

On January 5, 2015, Chart and Tempus, together with the other parties thereto, entered into the Merger Agreement, and the previously executed Acquisition Agreement with TJ Group was terminated.

On January 7, 2015, Chart filed a Form 8-K with the SEC to report the execution of the Merger Agreement and the termination of the Acquisition Agreement with TJ Group.

On January 9, 2015, a Registration Statement on Form S-4 was filed by Tempus Holdings, which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 8,785,309 shares of our common stock outstanding as of February 9, 2015, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•         each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•         each of our officers and directors; and

•         all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)		Approximate Percentage of Outstanding Common Stock
Chart Acquisition Group LLC	981,250	(3)	11.2%
The Chart Group L.P.	1,288,750	(3)	14.7%
Christopher D. Brady	1,397,500	(3)	15.9%
Joseph Wright	237,500	(4)	2.7%
Michael LaBarbera	86,250		*
Governor Thomas Ridge	37,500	(5)	*
Senator Joseph Robert Kerrey	37,500	(5)	*
Manuel D. Medina	37,500	(5)	*
Peter A. Cohen	131,250	(6)	1.5%
Kenneth J. Krieg	*	*	*
Cowen Investments LLC	131,250	(6)	1.5%
Kendall Family Investments	962,500	(7)	11.0%
Citigroup Inc.	571,003	(8)	6.5%
Fir Tree, Inc.	675,000	(9)	7.5%
AQR Capital Management, LLC	1,477,575	(10)	16.8%
BlueMountain Capital Management, LLC	800,000	(11)	9.1%
TD Asset Management Inc.	725,000	(12)	8.3%
Polar Securities Inc.	735,878	(13)	8.4%
All directors and officers as a group (8 persons)	2,002,500		22.8%

*         Less than 1 percent.

1.       Unless otherwise noted, the business address of each of the persons and entities listed above is 555 5th Avenue, 19th Floor, New York, New York 10017.

2.       Includes a number of the founder shares equal to 2.5% of Chart’s shares of common stock issued and outstanding after the consummation of our IPO (excluding the placement shares) which will be subject to forfeiture on a pro-rata basis by Chart’s initial stockholders in the event the last sales price of Chart’s stock does not equal or exceed $11.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 60 months following the closing of Chart’s initial business combination. An additional number of founder shares equal to 2.5% of Chart’s shares of common stock issued and outstanding (excluding the placement shares) which will be subject to forfeiture on a pro-rata basis by our initial stockholders in the event the last sales price of Chart’s common stock does not equal or exceed $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period within 60 months following the closing of our initial business combination.

3.       According to a Schedule 13G filed with the SEC on February 14, 2013, our Sponsor, a Delaware limited liability company, is the holder of 981,250 shares composed of 750,000 founder shares and 231,250 placement shares. The Chart Group L.P. is the direct holder of 307,500 shares and, through its membership interest in our Sponsor, is the indirect holder of 750,000 founder shares and 231,250 placement shares. The Chart Group L.P., the sole managing member of our Sponsor, is a limited partnership that is managed and controlled by its general partner, Antwerp L.L.C., a New York limited liability company. Mr. Brady owns a majority of the membership interests in Antwerp L.L.C., and is its Chief Executive Officer and a member of its Management Committee. As such, Mr. Brady may be deemed to have effective control of Antwerp L.L.C. and thereby effective control over The Chart Group L.P. and our Sponsor and may exercise voting and dispositive power with respect to the shares held by our Sponsor and The Chart Group L.P. Consequently, Mr. Brady may be deemed the beneficial owner of 1,288,750 shares composed of 1,057,500 founder shares and 231,250 placement shares, held by our Sponsor. Mr. Brady directly holds 108,750 of our founder shares. Mr. Brady disclaims beneficial ownership over any shares owned by The Chart Group L.P. or our Sponsor over which he does not have any pecuniary interest. As a result of the execution of the supporting stockholder agreement entered into in connection with the Merger Agreement (and the voting provisions contained therein), Tempus and Messrs. Gulbin and Terry may be deemed to beneficially own these shares. Tempus and Messrs. Gulbin and Terry each have disclaimed beneficial ownership of such shares as reported in a Schedule 13D filed by Tempus and Messrs. Gulbin and Terry with the SEC on January 7, 2015.

4.       Mr. Wright holds 237,500 shares composed of 225,000 founder shares and 12,500 placement shares. As a result of the execution of the supporting stockholder agreement entered into in connection with the Merger Agreement (and the voting provisions contained therein), Tempus and Messrs. Gulbin and Terry may be deemed to beneficially own these shares. Tempus and Messrs. Gulbin and Terry each have disclaimed beneficial ownership of such shares as reported in a Schedule 13D filed by Tempus and Messrs. Gulbin and Terry with the SEC on January 7, 2015.

5.       Messrs. Ridge, Kerrey and Medina, respectively, hold 37,500 founder shares.

6.       Cowen Group, Inc. has indirect sole voting and dispositive power over Cowen through its ownership of Ramius Advisors, LLC a wholly-owned subsidiary of Cowen Group, Inc. and the general partner of Cowen. This amount includes placement shares beneficially owned by Cowen. As Chairman and Chief Executive Officer of Cowen Group, Inc., Peter Cohen may be deemed to control or share control of Cowen Group, Inc. Peter Cohen’s business address is c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th Floor, New York, New York 10022. Andrew Cohen, who is the managing director of Ramius Advisors, LLC, has voting and dispositive power with respect to the shares held by Cowen. Each of Peter Cohen and Andrew Cohen disclaims beneficial ownership of any securities over which he does not have pecuniary interest. As a result of the execution of the supporting stockholder agreement entered into in connection with the Merger Agreement (and the voting provisions contained therein), Tempus and Messrs. Gulbin and Terry may be deemed to beneficially own these shares. Tempus and Messrs. Gulbin and Terry each have disclaimed beneficial ownership of such shares as reported in a Schedule 13D filed by Tempus and Messrs. Gulbin and Terry with the SEC on January 7, 2015.

7.       According to a Schedule 13G filed with the SEC on February 14, 2013 by Kendall Family Investments, LLC and Mr. Louis M. Bacon, through its membership interest in our Sponsor, Kendall Family Investments, LLC is the indirect holder of 962,500 shares composed of 212,500 placement shares and 750,000 founder shares. Kendall Family Investments, LLC is controlled by Louis M. Bacon, who has voting and dispositive power over its securities. The principal business office of each of Kendall Family Investments, LLC and Mr. Bacon is located at 1251 Avenue of the Americas, New York, New York 10020.

8.       According to Amendment No. 2 to Schedule 13G filed with the SEC on January 30, 2015 by Citigroup Inc., the reporting person has shared voting and dispositive power over 571,003 shares of common stock. The address of the reporting person is 399 Park Avenue, New York, New York 1022.

9.       According to a Schedule 13G filed with the SEC on February 14, 2013 by Fir Tree, Inc. (“Fir Tree”), the reporting person beneficially owns 675,000 shares of common stock. Fir Tree may be deemed to beneficially own the 675,000 shares of common stock purchased by certain private investment funds for which Fir Tree serves as the investment manager. Fir Tree has been granted investment discretion over the shares of common stock held by certain private investment funds for which Fir Tree serves as the investment manager, and thus, has the shared power to direct the vote and disposition of 675,000 shares of common stock. The reporting person has an address at 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

10.     Based on information contained in Amendment No. 3 to Schedule 13G filed on December 10, 2014 by AQR Capital Management, LLC (“AQR”), AQR serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 1,477,575 shares of common stock. AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 14.4% of the reported securities. The reporting persons have an address at Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

11.     According to Amendment No. 1 to Schedule 13G filed on February 12, 2014 by BlueMountain Capital Management, LLC and BlueMountain GP Holdings, LLC, BlueMountain Capital Management, LLC has shared voting and dispositive power over 800,000 shares of common stock. BlueMountain GP Holdings, LLC has shared voting and dispositive power over 634,577 shares of common stock. The address of the principal business office of each of the reporting persons is 280 Park Avenue, 5th Floor East, New York, New York 10017.

12.     According to a Schedule 13G filed on February 13, 2014 by TD Asset Management Inc., the reporting person has sole voting and dispositive power of 725,000 shares of common stock. The address of the principal place of business office of the reporting person is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.

13.     According to Amendment No. 2 to Schedule 13G filed on February 13, 2015 by Polar Securities Inc., it shares voting and dispositive power with North Pole Capital Master Fund over 735,878 shares of common stock. The address of the business office of each of the reporting persons is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Assuming an annual meeting date on December 1, 2015, such proposals must have been received by the Company at its offices at c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017 no later than August 1, 2015.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the anniversary date for the preceding year’s annual meeting of stockholders, or not less than 120 days before the meeting or the later of 90 days before the meeting or 10 days from the public announcement of the meeting if the meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting. Accordingly, for our 2015 Annual Meeting, assuming the meeting is held on or about December 1, 2015, notice of a nomination or proposal must be delivered to us no later than September 1, 2015 and no earlier than August 1, 2015. Nominations and proposals also must satisfy other requirements set forth in the bylaws. If a stockholder fails to comply with the forgoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Company’s board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•         If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, or by telephone at (212) 350-8205 to inform us of his or her request; or

•         If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Chart Acquisition Corp., The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, Attn: Secretary.

Annex A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHART ACQUISITION CORP.

Chart Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.  The name of the Corporation is “Chart Acquisition Corp.” The Corporation was originally incorporated under the name “Chart Acquisition Corp.” and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on July 22, 2011 and subsequently amended on July 10th, 2012 (as amended, the “Original Certificate”).

2.  The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 13, 2012.

3.  The Corporation’s Amended and Restated Certificate of Incorporation (the “Prior Certificate”) was filed with the Secretary of State of Delaware on September 5, 2014.

4.  This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5.  This Second Amended and Restated Certificate restates, integrates and further amends the provisions of the Prior Certificate.

6.  Certain capitalized terms used in this Second Amended and Restated Certificate are defined where appropriate herein.

7.  The text of the Prior Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Chart Acquisition Corp.

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, effecting an acquisition, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

ARTICLE III
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is Vcorp Services, LLC, 1811 Silverside Road, Wilmington DE 19810, New Castle County, and the name of the Corporation’s registered agent at such address is Vcorp Services LLC.

ARTICLE IV
CAPITALIZATION

Section 4.1   Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 30,000,000 shares, consisting of 29,000,000 shares of common stock, par value

$0.0001 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2   Preferred Stock. Subject to Article IX of this Second Amended and Restated Certificate, the Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3   Common Stock.

(a)   Subject to the provisions in Article IX hereof, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation).

(b)   Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock and the provisions of Article IX hereof, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(c)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Section 4.4   Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1   Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2   Number, Election and Term.

(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Second Amended and Restated Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3   Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4   Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5   Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1   Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2   Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3   Action by Written Consent. Subsequent to the consummation of the Corporation’s initial public offering (the “Offering”), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1   Limitation of Director Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2   Indemnification and Advancement of Expenses.

(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
BUSINESS TRANSACTION REQUIREMENTS; EXISTENCE

Section 9.1  General.

(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and may be amended to be effective prior to the consummation of the initial Business Combination only by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock; provided, that any amendment to the Second Amended and Restated Certificate required to be effective simultaneous with the Corporation’s initial Business Combination shall require only the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock. Neither the directors nor officers of the Corporation will propose any amendment to this Second Amended and Restated Certificate that would affect the substance or timing of the Corporation’s obligations as described in Section 9.2 with respect to the Redemption Rights of Public Stockholders.

(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on October 13, 2011, as amended (the “Registration Statement”), shall be deposited in a trust account established for the benefit of the public stockholders (the “Trust Account”), pursuant to a trust agreement described in the Registration Statement. The funds held in the Trust Account will be held in a trust account maintained by Continental Stock Transfer & Trust Company, Inc. Purchasers of the Corporation’s Common Stock in the Offering or in the secondary market following the Offering (whether or not such purchasers are stockholders of the Corporation existing prior to the completion of the Offering (“Initial Stockholders”) or any of their affiliates or officers and directors of the Corporation) are referred to herein as “Public Stockholders.”

Section 9.2   Redemption Rights.

(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of shares of the Common Stock sold as part of the units in the Offering, including any shares of Common Stock sold as part of the underwriters’ over-allotment option (the “Offering Shares”) with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of,Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1 (g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in excess of $5 million (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued in connection with the Offering.

(b)   If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefore and subject to any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of any Business Combination, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the Securities and Exchange Commission that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (such rules and regulations herein after called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to hold a stockholder vote on the proposed initial Business Combination for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefore and subject to any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of any initial Business Combination, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules at a price per share equal to the Redemption Price calculated in accordance with the following provision of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules (and the Company has not otherwise withdrawn the tender offer), the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the date of the commencement of the tender offer plus interest accrued from and after such date until two business days prior to the consummation of the initial Business Combination, less taxes payable and less any interest that the Corporation may withdraw in accordance with the terms of the Trust Agreement for working capital requirements, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights irrespective of whether they voted in favor of or against the Business Combination will be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, less taxes payable and any interest that the Corporation may withdraw in accordance with the terms of the Trust Agreement for working capital requirements, by (b) the total number of then outstanding Offering Shares. Whether the Corporation conducts the redemption pursuant to the Tender Offer Rules or in conjunction with a proxy solicitation, the redemption price shall in no event be less than $10.00 per share of Common Stock (or $9.96 per share of Common Stock if the underwriters’ over-allotment option is exercised in full).

(c)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to 20% or more of the Offering Shares.

(d)   In the event that the Corporation has not consummated a Business Combination within 30 months from the date of the final prospectus related to the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest but net of taxes payable or dissolution expenses and less any interest that the Corporation may withdraw for working capital, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f)   Any stockholder of the Corporation holding Offering Shares who properly demanded that the Corporation redeem its Offering Shares, following the specific procedures for redemptions set forth by the Corporation in the proxy statement materials sent to the Corporation’s Public Stockholders relating to this amendment to the Prior Certificate (the “Extension Amendment”), may elect to have the Corporation redeem its Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of the record date for determination of stockholders entitled to vote on such amendment, less taxes payable and any interest that the Corporation may withdraw in accordance with the terms of that certain Amended and Restated Investment Management Trust Agreement, dated September 5, 2014, by and between the Corporation and Continental Stock Transfer & Trust Company (the “Trust Agreement”) for working capital requirements, by (b) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of such stockholder (including the right to receive further liquidation distributions, if any), subject to applicable law. Payment of the amounts necessary to satisfy the redemption rights exercised pursuant to this Section 9.2(f) shall be made as promptly as practical after the approval of the Extension Amendment.

Section 9.3   Distributions from the Trust Account

(a)   A Public Stockholder shall be entitled to receive funds from the Trust Account only (i) as provided in Section 9.2(d) hereof or (ii) as provided in Sections 9.2(a), 9.2(b) and 9.2(f) hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b)   Payment of the amounts necessary to satisfy the Redemption Rights exercised shall be made as promptly as practical after the consummation of the initial Business Combination and the delivery of shares by the applicable stockholder.

(c)   Each Public Stockholder that does not exercise its Redemption Rights and has not redeemed its Offering Shares under Sections 9.2(f) hereof shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(d)   The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy statement materials sent to the Corporation’s Public Stockholders relating to the proposed initial Business Combination.

Section 9.4   Issuance of Shares or Debt Securities. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation or any debt securities that would entitle the holders thereof to receive funds from the Trust Account or vote on any Business Combination proposal.

Section 9.5   Transactions with Affiliates.

(a)   In the event the Corporation enters into an agreement with respect to a Business Combination with a target business that is affiliated with an Initial Stockholder, or the directors or officers of the Corporation, then the Corporation, or a committee of directors of the Corporation who do not have interest in the transaction, shall obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the stockholders of the Corporation from a financial point of view.

(b)   Prior to the consummation of any transaction with any affiliate of the Corporation, such transaction must be approved by a majority of the members of the Board who do not have an interest in the transaction, and such directors had access, at the Corporation’s expense, to the Corporation’s attorney’s or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favorable to the Corporation than those that would be available to the Corporation with respect to such a transaction from unaffiliated third parties.

Section 9.6   No Transactions with Other Blank Check Companies. The Corporation shall not enter into a Business Combination with another blank check company or a similar company with nominal operations.

ARTICLE X
CORPORATE OPPORTUNITY

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors or in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have currently or in the future.

ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Second Amended and Restated Certificate may be amended only as provided therein.

IN WITNESS WHEREOF, Chart Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed in its name and on its behalf by its _________ this _________ day of March, 2015.

CHART ACQUISITION CORP.

By:
Name:
Title:

Annex B

SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This second amended and restated investment management trust agreement (“Agreement”) is made as of March ___ 2015, by and between Chart Acquisition Corp. (the “Company”), a Delaware corporation and Continental Stock Transfer & Trust Company (the “Trustee”) located at 17 Battery Place, New York, New York 10004.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement.

WHEREAS, the Company’s initial registration statement, as amended, on Form S-1, No. 333-177280 (the “Registration Statement”), for its initial public offering of securities (the “IPO”) has been declared effective as of December 13, 2012 by the Securities and Exchange Commission (the “Commission”);

WHEREAS, Deutsche Bank Securities, Inc. and Cowen and Company, LLC are acting as the representatives of the underwriters in the IPO (the “Underwriters”) pursuant to an underwriting agreement (the “Underwriting Agreement”);

WHEREAS, simultaneously with the IPO, Chart Acquisition Group LLC, a Delaware limited liability company, purchased an aggregate of 231,250 placement units (“Placement Units”) for an aggregate purchase price of $2,312,500.  Each Placement Unit consists of one share of Common Stock (as defined below) and one warrant to purchase one share of Common Stock;

WHEREAS, simultaneously with the IPO, Joseph Wright purchased an aggregate of 12,500 Placement Units for an aggregate purchase price of $125,000;

WHEREAS, simultaneously with the IPO, Cowen Overseas Investment LP, a Cayman Islands limited partnership and an affiliate of Cowen and Company, LLC, purchased an aggregate of 131,250 Placement Units for an aggregate purchase price of $1,312,500;

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Certificate of Incorporation, (as amended, the “Certificate of Incorporation”), $75,000,000 of the gross proceeds of the IPO and sale of the Placement Units were previously delivered to the Trustee to be deposited and held in a trust account (the “Trust Account”) for the benefit of the Company and the holders of the Company’s common stock, par value $.0001 per share (the “Common Stock”), issued in the IPO (the aggregate amount to be delivered to the Trustee will be referred to herein as the “Property,” the common stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”), pursuant to the investment management trust agreement as of December 13, 2012 (the “Original Agreement”);

WHEREAS, pursuant to certain provisions in the Company’s Certificate of Incorporation, the Public Stockholders may, regardless of how such stockholder votes in connection with the Company’s initial acquisition, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), demand the Company redeem such Public Stockholder’s Common Stock into cash or redeem such Common Stock pursuant to a tender offer pursuant to the Rule 13e-4 and Regulation 14E of the Commission, as applicable and based upon the Company’s choice of proceeding under the proxy rules or tender offer rules, each as promulgated by the Commission (“Redemption Rights”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to 3.125% of the gross proceeds of the IPO will be payable to the Underwriters in the event of consummation of a Business Combination (the “Deferred Fee”);

WHEREAS, pursuant to the Underwriting Agreement, the Deferred Fee is payable solely upon the consummation of the Company’s Business Combination and pursuant to the terms thereof;

WHEREAS, on September 5, 2014, the parties hereto amended and restated the Original Agreement in connection with the extension of the date before which the Company must complete a Business Combination from September 13, 2014 to March 13, 2015 (the “Current Agreement”);

WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders (the “Stockholder Meeting”) to: (i) extend the date before which the Company must complete a business combination from March 13, 2015 (the “Current Termination Date”) to June 13, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended, (ii) allow holders of the Company’s public shares to redeem their public shares for a pro rata portion of the funds available in the Trust Account, and authorize the Company and the Trustee to disburse such redemption payments (together with clause (i), the “Extension Amendment”) and (iii) amend and restate the Current Agreement to permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with the Extension Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Trust Amendment and the Extension Amendment; and

WHEREAS, the parties desire to amend and restate the Current Agreement to, among other things, reflect amendments to the Current Agreement contemplated by the Trust Amendment.

NOW THEREFORE, IT IS AGREED:

1.   Agreements and Covenants of Trustee.  The Trustee hereby agrees and covenants to:

(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, in Trust Accounts which shall be established by the Trustee at JP Morgan Chase Bank, N.A. and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)   In a timely manner, upon the written instruction of the Company, to invest and reinvest the Property in U.S. government treasury bills with a maturity of 180 days or less, and/or money market funds meeting certain conditions of Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. Treasuries, as determined by the Company.

(d)   Collect and receive, when due, all principal and interest income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)   Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

(f)   Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when reasonably indemnified by the Company and instructed by the Company to do so, so long as the Company shall have advanced funds sufficient to pay the Trustee’s expenses incident thereto.

(h)   Render to the Company, and to such other person as the Company may instruct, monthly written statements of the activities of, and amounts in, the Trust Account, reflecting all receipts and disbursements of the Trust Account; and

(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or  Exhibit B hereto, signed on behalf of the Company by an executive officer and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed by the Company; provided, however, that in the event that a Termination Letter has not been received by the Trustee by 11:59 P.M. New York City time on the 30-month anniversary of the date of the final prospectus relating to the IPO, the Trust Account shall be liquidated as soon as practicable thereafter in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders of record at the close of trading (4:00 P.M. New York City time) on such 30 month anniversary date.  For the purposes of clarity, any transmission of such Termination Letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such termination Letter hereunder.

2.   Limited Distributions of Income from Trust Account.

(a)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company by wire transfer from the income collected on the Property the amount necessary to cover any tax obligation owed by the Company.

(b)   The Company may withdraw funds from the Trust Account for working capital purposes by delivery of Exhibit C to the Trustee.  The distributions referred to herein shall be made only from income collected on the Property.

(c)   The Trustee shall, only after and promptly after receipt of, and only in accordance with, the terms of a letter, in a form substantially similar to that attached hereto as Exhibit E, signed on behalf of the Company by an executive officer and in accordance with the written instruction of the Company, disburse to the Public Stockholders of record as of the record date for the Stockholder Meeting pursuant to which the Trust Amendment and the Extension Amendment were approved who (A) elected to exercise their redemption rights in connection with the Extension Amendment and the Trust Amendment and (B) tendered their stock certificate(s) in accordance with the provisions set forth in the proxy statement for the Stockholder Meeting, the amount indicated by the Company as required to pay such Public Stockholders. For the purposes of clarity, any transmission of such letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such letter hereunder.

(d)   In no event shall the payments authorized by Sections 2(a) and 2(b) cause the amount in the Trust Account to fall below the amount initially deposited into the Trust Account.  Except as provided in Sections 2(a), 2(b) and 2(c) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

(e)   The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to such funds, and the Trustee has no responsibility to look beyond said request.

3.   Agreements and Covenants of the Company.  The Company hereby agrees and covenants to:

(a)   Give all instructions to the Trustee hereunder in writing or the electronic equivalent, signed by the Company’s President, Chief Executive Officer or Chief Financial Officer, and as specified in Section 1(i).  In addition, except with respect to its duties under Sections 1(i), 2(a), 2(b) and 2(c) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal, electronic or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)   Subject to the provisions of Section 5, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by the trustee hereunder or any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct.  Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this section, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”).  The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld.  The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld.  The Company may participate in such action with its own counsel;

(c)   Pay the Trustee the fees set forth on Schedule A hereto;

(d)   In connection with the vote, if any, of the Company’s stockholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating stockholder votes verifying the vote of the Company’s stockholders regarding such Business Combination; and

(e)   In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments that are not specifically authorized by this Agreement.

(f)   Promptly after the Deferred Fee shall become determinable on a final basis, to provide the Trustee notice in writing (with a copy to the Underwriters) of the total amount of the Deferred Fee.

4.   Limitations of Liability.  The Trustee shall have no responsibility or liability to:

(a)   Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this agreement and that which is expressly set forth herein;

(b)   Take any action with respect to the Property, other than as directed in Sections 1 and 2 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(c)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced to it funds sufficient to pay any expenses incident thereto;

(d)   Change the investment of any Property, other than in compliance with Section 1(c);

(e)   Refund any depreciation in principal of any Property;

(f)   Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(g)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct.  The Trustee may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be Company counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons.  The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(h)   Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

(i)   Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to income and activities relating to the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company (including but not limited to income tax obligations), it being expressly understood that as set forth in Section 2(a), if there is any income or other tax obligation relating to the Trust Account or the Property in the Trust Account, as determined from time to time by the Company and regardless of  whether such tax is payable by the Company or the Trust, at the written instruction of the Company, the Trustee shall make funds available in cash from the Property in the Trust Account an amount specified by the Company as owing to the applicable taxing authority, which amount shall be paid directly to the Company by electronic funds transfer, account debit or other method of payment, and the Company shall forward such payment to the taxing authority;

(j)   Pay or report any taxes on behalf of the Trust Account other than pursuant to Section 2(a).

(k)   Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Sections  (i), 2(a), 2(b) or 2(c).

5.   No Right of Set-Off.  The Trustee waives any right of set-off or any right, title, interest or claim of any kind that the Trustee may have against the Property held in the Trust Account.  In the event the Trustee has a claim against the Company under this Agreement, including, without limitation, under Section 3(b), the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

6.   Termination.  This Agreement shall terminate as follows:

(a)   If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall act in accordance with this Agreement.  At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New  York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)   At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

7.   Miscellaneous.

(a)   The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account.  The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons.  Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel.  In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a beneficiary, beneficiary’s bank or intermediary bank. The Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof.  Except for Sections 1(i), 2(a), 2(b), 2(c) and 2(d) (which may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock; provided that no such amendment will affect any Public Stockholder who has otherwise either (i) indicated his election to redeem his shares of Common Stock in connection with a stockholder vote sought to amend this Agreement or (ii) not consented to any amendment to this Agreement to extend to the time he would be entitled to a return of his pro rata amount in the Trust Account), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.  As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury and the right to set-off as a defense.  The Trustee may request an opinion from Company counsel as to the legality of any proposed amendment as a condition to its executing such amendment.

(d)   The parties hereto consent to the personal jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(e)   Unless otherwise specified herein, any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt or delivery confirmation requested), by hand delivery or by electronic  or facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Frank A. DiPaolo, CFO
Fax No.:  (212) 509-5150

if to the Company, to:

Chart Acquisition Corp.
c/o The Chart Group, L.P.
555 5th Avenue, 19th Floor,
New York, NY 10017
Attention: Michael LaBarbera
Fax No.:  (212) 350-8299

with a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Douglas S. Ellenoff, Esq.
Fax No: (212)-370-7889

(e)   This Agreement may not be assigned by the Trustee without the prior consent of the Company.

(f)   Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.  The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.  In the event the Trustee has a claim against the Company under this Agreement, the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

(g)   This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto

(h)   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i)   The Company has also retained the Trustee to serve as its share transfer agent and warrant agent and shall pay the fees set forth in Schedule A for such services.  Additionally, the Trustee has agreed to provide all services, including, but not limited to: the mailing of proxy or tender documents to registered holders, all wires in connection with the Business Combination (including the exercise of Redemption Rights) and maintaining the official record of the exercise of Redemption Rights and stockholder voting (if applicable).

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,

as Trustee

By:
Name:
Title:

CHART ACQUISITION CORP.

By:
Name:
Title:

SCHEDULE A

Fee Item	Time and method of payment	Amount(1)

Set-up fee	Consummation of IPO by wire transfer of funds	$3,000

Annual trustee fee	Upon execution of the IMTA and at each anniversary	$10,000.00

All services in connection with a Business Combination and/or all services in connection with liquidation of Trust Account if no Business Combination.	Upon final liquidation of the Trust Account but, upon liquidation if no Business Combination, only from interest earned or from the Company by wire transfer of funds	Prevailing rates after consultation with the issuer and its counsel at the time of combination.

(1) Any amounts owed by the Company are subject in their entirety to the provisions of Section 5 of this Agreement.

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Steven Nelson and Frank Di Paolo

Re:     Trust Account No. [     ]   - Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Chart Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of [        ], 2012 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement with [       ] (the “Target Businesses”) to consummate a Business Combination with the Target Businesses on or before [         ] (the “Consummation Date”). This letter shall serve as the 48 hour notice required with respect to the Business Combination. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments on [       ] and to transfer the entire proceeds to the above referenced Trust checking account at [          ] to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.  It is acknowledged and agreed that while the funds are on deposit in the Trust checking account awaiting distribution, the Company will not earn any interest or dividends.

On or before the Consummation Date: (i) counsel for the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s stockholders in connection with the Business Combination(1) and (b) written notification that the Business Combination has been consummated or will, concurrently with your transfer of funds to the accounts as directed by the Company, be consummated (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel’s letter and the Instruction Letter in accordance with the terms of the Instruction Letter.  In the event certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company or be distributed immediately and the penalty incurred. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event the Business Combination is not consummated by 11:59 p.m. on the Consummation Date and we have not notified you of a new Consummation Date, then upon the Trustee’s receipt of the Company’s written instruction, the funds held in the Trust checking account shall be reinvested as provided for by the Trust Agreement as soon as practicable thereafter.

Very truly yours,

CHART ACQUISITION CORP.

By:
Name:
Title:

cc:	Deutsche Bank Securities, Inc.

Cowen and Company, LLC

(1) Only if stockholder vote held

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Steven Nelson and Frank Di Paolo

Re:     Trust Account No. [    ]   -       Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Chart Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of ________, 2012 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the 30-month anniversary of the date of the final prospectus relating to the IPO.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account on [      ] and to transfer the total proceeds to the Trust checking account at [         ] for distribution to the stockholders. The Company has selected [       ] as the record date for the purpose of determining the stockholders entitled to receive their pro rata share of the liquidation proceeds.  You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds directly to the Company’s stockholders (other than with respect to the initial, or insider shares) in accordance with the terms of the Trust Agreement, the Certificate of Incorporation of the Company and the fees set forth on Schedule A to the Trust Agreement.  Upon the distribution of all of the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

CHART ACQUISITION CORP.

By:
Name:
Title:

cc:	Deutsche Bank Securities, Inc.

Cowen and Company, LLC

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, New York 10004
Attn:  Steven Nelson and Frank DiPaolo

Re:      Trust Account No. [    ]

Gentlemen:

Pursuant to Section 2(a) or 2(b) of the Investment Management Trust Agreement between Chart Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of ___________, 2012 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds [to pay for the tax obligations as set forth on the attached tax return or tax statement] or [for working capital purposes]. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

CHART ACQUISITION CORP.

By:
Name:
Title:

cc:	Deutsche Bank Securities, Inc. (“DB”)

Cowen and Company, LLC

EXHIBIT D

AUTHORIZED INDIVIDUAL(S) FOR TELEPHONE CALL BACK	AUTHORIZED TELEPHONE NUMBER(S)

Company:

Chart Acquisition Corp. 555 5th Avenue, 19th Floor, New York, NY 10017 Attention: Michael LaBarbera	(212) 350-8275

Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, New York 10105 Attn: Douglas S. Ellenoff, Esq.	(212) 370-1300

Trustee:

Continental Stock Transfer & Trust Company 17 Battery Place New York, New York 10004 Attn: Frank Di Paolo, CFO	(212) 845-3270

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Steven Nelson and Frank Di Paolo

Re:     Trust Account No. [    ]

Gentlemen:

Pursuant to Section 2(c) of the Investment Management Trust Agreement between Chart Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 13, 2012 (the “Trust Agreement”), this is to advise you that in connection with the Extension Amendment and the Trust Amendment and in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate $_____ of the Trust Account on March __, 2015 and to transfer $_____ of the proceeds of the Trust to the Trust checking account at [         ] for distribution to the shareholders that have requested redemption of their shares in connection with the Extension Amendment and the Trust Amendment. It is acknowledged and agreed that while such funds are on deposit in the Trust checking account awaiting distribution, the Company will not earn any interest or dividends on such funds.

On or before the date for liquidation referenced above the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s stockholders in connection with the Extension Amendment and the Trust Amendment, (b) written notification that the Extension Amendment and the Trust Amendment are effective, and (c) written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds on the date for liquidation referenced above directly to the Company’s stockholders (other than with respect to the initial, or insider shares) in accordance with the Instruction Letter, terms of the Trust Agreement, the Certificate of Incorporation of the Company and the fees set forth on Schedule A to the Trust Agreement.  In the event certain deposits held in the Trust Account may not be liquidated on such date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account or be distributed immediately and the penalty incurred.

[Signature page follows]

Very truly yours,

CHART ACQUISITION CORP.

By:
Name:
Title:

cc:	Deutsche Bank Securities, Inc.

Cowen and Company, LLC

PROXY

CHART ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
MARCH 11, 2015

The undersigned hereby appoints Joseph R. Wright, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Chart Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on February 9, 2015 at the Special Meeting of Stockholders to be held at the Company’s headquarters at 555 5th Avenue, 19th Floor, New York, New York 10017 on Wednesday, March 11, 2015, at 11:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING OF PROPOSALS 1 AND 2 AND “FOR” THE TRUST AMENDMENT CONSISTING OF PROPOSAL 3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEE REVERSE SIDE

Please mark vote as indicated in this example	☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal 1 — Business Combination Deadline	FOR	AGAINST	ABSTAIN

To amend the Company’s amended and restated certificate of incorporation to extend the date before which the Company must complete a business combination (the “Termination Date”) from March 13, 2015 (the “Current Termination Date”) to June 13, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended.

	☐	☐	☐

Proposal 2 — Redemption Rights	FOR	AGAINST	ABSTAIN

To amend the Company’s amended and restated certificate of incorporation to allow holders of the Company’s public shares, in connection with the extension of the Termination Date pursuant to Proposal 1, to redeem their public shares for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering, and authorize the Company and the trustee to disburse such redemption payments.

	☐	☐	☐

Proposal 3 — Trust Amendment	FOR	AGAINST	ABSTAIN

To amend and restate the Company’s amended and restated investment management trust agreement, dated September 5, 2014 by and between the Company and Continental Stock Transfer & Trust Company to permit distributions from the trust account to pay public stockholders properly demanding redemption  in connection with the Extension Amendment and the Trust Amendment; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.

	☐	☐	☐

EXERCISE REDEMPTION RIGHTS

If you hold shares of the Company’s common stock issued in its initial public offering, you may exercise your redemption rights and demand that the Company redeem your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box. If you exercise your redemption rights, then you will be exchanging your shares of the Company’s common stock for cash and will no longer own these shares. You will only be entitled to receive cash for your shares if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you continue to hold your shares through the time the Extension Amendment and the Trust Amendment become effective and tender your stock certificate to the Company in accordance with the accompanying proxy statement.

☐

CHECK HERE FOR ADDRESS CHANGE AND INDICATE THE CORRECT ADDRESS ☐

Dated:                                       2015

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL  GRANT DISCRETIONARY AUTHORITY TO  VOTE  UPON  SUCH OTHER  MATTERS  AS  MAY  PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS  THEREOF.  THIS  PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE